Supplement dated April 26, 2013

To

DAVIS NEW YORK VENTURE FUND

Statutory Prospectus dated November 28, 2012

The section of the prospectuses titled “Dividends and Distributions” has been amended as follows:

•	Davis New York Venture Fund ordinarily distributes its dividends and capital gains, if any, in June and December.